STAAR Disciplined Strategies Fund
(formerly, STAAR Alternative Categories Fund)
(Investor Class – Ticker: SITAX; Class A – Ticker: DSFAX; Class C – Ticker: DSFCX; Institutional Class – Ticker: SFNX)
STAAR General Bond Fund (Ticker: SITGX)
STAAR International Fund (Ticker: SITIX)
STAAR Dynamic Capital Fund (Ticker: SITLX)
(formerly, STAAR Larger Company Stock Fund)
STAAR Short Term Bond Fund (Ticker: SITBX)
STAAR Adaptive Discovery Fund (Ticker: SITSX)
(formerly, STAAR Smaller Company Stock Fund)

Supplement Dated August 23, 2019 to the Prospectuses Dated April 30, 2019

The purpose of this supplement to the prospectuses of the STAAR Disciplined Strategies Fund, STAAR General Bond Fund, STAAR International Fund, STAAR Dynamic Capital Fund, STAAR Short Term Bond Fund and STAAR Adaptive Discovery Fund (each a “Fund”) of STAAR Investment Trust (the “Trust”) dated April 30, 2019, as supplemented, is to notify you that the Board of Trustees (the “Board”) of the Trust on August 23, 2019 approved certain actions to liquidate and dissolve each of the Funds.

Liquidation of each Fund

The Board determined that it is in the best interests of each Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the “Plan”). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of each Fund to conduct its business and operations in an economically viable manner. The liquidation is expected to be completed on or about  September 24, 2019 (the “Liquidation Date”).

The Plan provides with respect to each Fund that: (a) all the Fund’s assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund.  On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances. If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of the Fund’s liquidation.

In preparation for the liquidation of each Fund, the Fund’s assets may be held in cash. In this regard, each Fund will no longer be investing according to its investment objective.

Closure of each Funds to new investments and reinvestments

In connection with the liquidation, the Board approved, effective August 26, 2019, the closure of each Fund to new investments, including new investors and additional purchases from existing investors. Therefore, each Fund will no longer offer shares for purchase. Each Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able redeem their shares in accordance with the policies in the prospectuses.

You should read this supplement in conjunction with the Funds’ Prospectuses dated April 30, 2019, and retain it for future reference.